                                                                   Exhibit 10.11

                            NEW MANAGEMENT AGREEMENT

      MANAGEMENT AGREEMENT (the "Agreement") dated December 18, 1996, between Scott Cable Communications, Inc. ("Owner") and Scott Cable Management Company, Inc. (the "Manager").

                              W I T N E S S E T H:

      WHEREAS, Owner filed a Voluntary Petition for Relief under Chapter 11 of the Bankruptcy Code on February 14, 1996 with the Clerk of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"); and

      WHEREAS, Owner is the proponent of the Debtors' Second Amended Joint Plan of Reorganization, dated October 31, 1996 (the "Plan") which was filed with the Bankruptcy Court on November 1, 1996; and

      WHEREAS, the Plan provides, inter alia, that Owner and the Manager will enter into a New Management Agreement with respect to the operation of the Owner's CATV systems (the "Systems"); and

      WHEREAS, this Agreement is the New Management Agreement referred to in the Plan; and

      WHEREAS, capitalized terms which are not defined in this Agreement but which are defined in the Plan are used herein as defined in the Plan;

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

      "Additional Management Fee"--As defined in Paragraph 5(a) hereof.

      "CATV Franchise"--An authorization, or renewal thereof, whether in the form of a franchise, permit, license, resolution, contract, certificate, agreement or otherwise issued by a local governmental authority authorizing the construction and/or operation of a CATV System in the community under the jurisdiction of such local governmental authority.

      "CATV System"--A system of transmitting television and other communications and electrical signals which ultimately reach Subscribers through cable or electronic media.

      "Class C Directors"--The directors elected by the holders of the New Class C Common Stock.

      "Event of Default"--As defined in Paragraph 6 hereof.

      "Gross Revenues"--All revenues (computed in accordance with generally accepted accounting principles), whether recurring or non-recurring, derived from the ownership and operation of the Systems, including without limitation, installation fees, service charges, pay television, advertising and leased channel revenue, but excluding proceeds from any sale of the Systems' assets (other than sales in the ordinary course of business to customers of the Systems), insurance claims (other than proceeds from claims resulting from business interruption insurance), condemnation awards and proceeds from refinancings of indebtedness related to the Systems.

      "Management Fee"--As defined in Paragraph 5(a) hereof.

      "Monthly Financial Report"-- A report setting forth the Operating Cash Flow for the period from the beginning of the then current calendar year to the end of such calendar month comparing such results with the budgeted operating cash flow for the comparable period, which report shall contain a certification on behalf of the Manager by the Chief Financial Officer or Chief Operating Officer of the Manager stating that such report fairly presents, consistently from month to month, the information set forth from the books and records of Owner.

      "Monthly Management Fee Statement"-- A report, substantially in the Form of Exhibit "1" annexed hereto, setting forth the Gross Revenues for the preceding calendar month, the Management Fee due thereon and the Additional Management Fee, which report shall contain a certification on behalf of the manager by the Chief Financial Officer or Chief Operating Officer of the Manager stating that such report fairly presents, consistently from month to month, the information set forth therein from the books and records of Owner.

      "Old Management Agreement"--The Management Agreement entered into as of the 20th day of January, 1988, originally between Simmons Cable TV Management, Inc., Scott Cable Communications, Inc., Crossett Cable TV, Inc., Cable TV of La Salle, Inc., Cable TV of Andrews, Inc., Cable TV of New Mexico, Inc., Cable TV of Central Louisiana, Inc., Cable TV of North Dakota, Inc., Cable TV of Oklahoma, Inc., Cable TV of Winnsboro, Inc., Hollis Cablevision, Inc., Stratford Cablevision, Inc., Quanah Cablevision, Inc., Chadron Cablevision, Inc., Hugoton Cablevision, Inc., Gordon Cablevision, Inc., Cable TV of Virginia, Inc., Cable TV of Lake Tahoe, Inc., Cable TV of Fordyce, Inc., Cable TV of Alta Loma, Inc., Cable TV of King City/Greenfield, Inc., Cable Pay Services, Inc., Canadian Cablevision, Inc., Scott & Associates, Inc., More Group-South, Inc., Cable TV Properties, Inc., Montgomery County CATV, Inc., Television Access, Inc., Cable TV of Vernon-Sulligent, Inc., Bexar County

Cablevision, Inc., Bexar County Cable, Inc., Coastal Plains Cablevision, Inc. and Simmons Communications - U.S., Inc., Simmons Communications of Texas, Inc., Simmons Communications - Central, Inc., Simmons Communications - East, Inc., Simmons Communications - West, Inc., Simmons Communications - South, Inc., as such agreement has been amended, pursuant to which the Manager presently manages the Systems.

      "Operating Cash Flow"--As defined in the Post Confirmation Credit Facility plus management fees deducted in computing net income for the period.

      "Projected Operating Cash Flow"-- $16,056,926, $17,367,131 and $18,821,897
for the respective 1997, 1998 and 1999 calendar year which amounts shall be adjusted to reflect the sale of any System, which adjustment shall be approved by the Class C Directors, which approval shall not be unreasonably withheld.

      "Subscriber"--As defined in the Post Confirmation Credit Facility.

      "Systems"--As defined in the introductory clauses hereof.

      "Termination Date"--As defined in Paragraph 7 hereof.

      "Termination Notice"--As defined in Paragraph 7 hereof.

      "Trust Account"--An interest-bearing account held by Baer Marks & Upham
LLP.

      2. Retention of Manager. The Owner hereby retains the Manager, and the Manager hereby agrees to serve, on the terms and conditions hereinafter set forth, as the manager, supervisor and operator of all of the Systems owned by the Owner.

      3. Duties of Manager. The Manager shall make all decisions and supervise all actions with respect to the operation and management of the Systems, provided, however, that nothing contained herein shall authorize the Manager to make any decision or take any action with respect to the Systems if such decision or action is an Extraordinary Decision or if such action requires the consent of the Class C Directors.

      4. Reimbursement of Expenses of System.

            (a) The actions taken by the Manager pursuant to the provisions of Paragraph 2 hereof shall be taken as agent of the Owner and all obligations or expenses incurred hereunder shall be for the account of and at the expense of the Owner. Without in any way limiting the generality of the foregoing, the personnel hired on behalf of the Owner pursuant to Paragraph 3 hereof, shall be employees of the Owner, and not the Manager, and the compensation for the services of such employees shall be considered an operating expense of the Owner.

            (b) All payments to be made by the Manager hereunder shall be made from such funds as are available in the operating account of the Owner, or as may be provided by the Owner, and the Manager shall not be obligated to make any advance to or for the account of the Owner, except from funds held or provided as aforesaid.

            (c) The Owner shall reimburse the Manager for all out-of-pocket expenses arising out of the performance of its duties hereunder, provided, however, that the Manager shall not be reimbursed for such expenses to the extent they exceed $300,000 per year, unless such additional expense reimbursement has been approved by the Owner and the Class C Directors. Reimbursement of out-of-pocket expenses shall be made within ten (10) days of receipt by the Owner of an invoice accompanied by documentation evidencing such expense by the Manager. It is agreed that the provisions of this Paragraph 4(c) shall not be applicable to reimbursement of those out of pocket expenses specifically permitted by Paragraph 10 hereof.

      5. Compensation of Manager.

            (a) As compensation for its services hereunder, the Owner shall pay the Manager (i) with respect to the year ended December 31, 1996, the management fee provided in the Old Management Agreement when, and in the manner provided therein, and (ii) with respect to the period from and after January 1, 1997 a fee (the "Management Fee") equal to four and one-quarter (4 1/4%) percent of the Gross Revenues. In addition to the Management Fee with respect to the period from and after January 1, 1997, the Manager may be entitled to receive, subject to the conditions set forth below, an additional fee equal to one-quarter of one percent (1/4%) of Gross Revenues (the "Additional Management Fee").

            (b) The Management Fee shall be paid on a monthly basis within ten
(10) days after receipt by the Owner of a Monthly Management Fee Statement. Concurrently with the payment of the Management Fee, the Additional Management Fee shall be deposited into the Trust Account.

            (c) If at the end of each calendar year, the Operating Cash Flow for that calendar year equals or exceeds ninety (90%) percent of Projected Operating Cash Flow for that calendar year, the Additional Management Fee for that calendar year held in the Trust Account, plus any interest earned thereon, shall be paid to the Manager within thirty (30) days after the Owner's receipt of the Monthly Management Fee Statement and the Monthly Financial Report for the month of December.

            (d) If at the end of each calendar year, the Operating Cash Flow for that calendar year is less than ninety (90%) percent of Projected Operating Cash Flow for that calendar year, but is equal to or greater than eighty (80%) percent of Projected Operating Cash Flow for that calendar year, the Additional Management Fee for that calendar year, plus any interest earned thereon, shall remain in the Trust Account.

            (e) If at the end of each calendar year, the Operating Cash Flow for that calendar year is less than eighty (80%) percent of Projected Operating Cash Flow, the Additional Management Fee for that calendar year held in the Trust Account, plus any interest earned thereon, shall be paid to the Owner within thirty (30) days after the Owner's receipt of the Monthly Management Fee Statement and Monthly Financial Report for the month of December.

            (f) Sixty (60) days after the termination of this Agreement, any money held in the Trust Account shall be paid to the Owner, unless the New Restructured Second Secured PIK Notes have been paid in full, in which case any money held in the Trust Account shall be paid to the Manager.

      6. Events of Default. The occurrence of any of the following events shall constitute an Event of Default under this Agreement:

            (a) The acceleration of the indebtedness of the Owner under the Post Confirmation Credit Facility;

            (b) The breach of any of the negative covenants set forth in Paragraph 10 hereof;

            (c) If Owner (i) loses, fails to keep in force, suffers the termination or revocation of, terminates, or forfeits any CATV Franchise or (ii) suffers, as a result of conduct of the Owner, a materially adverse amendment to or suspension of material rights under any CATV Franchise, but only if (x) all such terminated, revoked, forfeited, amended or suspended CATV Franchises account in the aggregate for at least 3% of the total number of Subscribers of the Systems or (y) more than five (5) CATV Franchises are so terminated, revoked, or forfeited at any time after the date hereof;

            (d) If the Operating Cash Flow for any calendar year is less than seventy-seven and one-half (77 1/2%) percent of Projected Operating Cash Flow for that year;

            (e) The gross negligence or willful misconduct of the Manager, if such gross negligence or willful misconduct has or could have a material adverse effect on the Owner or the business or operation of the Systems; or

            (f) If Bruce A. Armstrong ceases to be the President and Chief Executive Officer of the Manager or ceases to be in charge of the day-to-day operations of the Manager provided, however, that if Bruce A. Armstrong ceases to be the President and Chief Executive Officer of the Manager or ceases to be in charge of the day-to-day operations of the Manager because of Bruce A. Armstrong's death or disability, it shall not be an Event of Default if a replacement reasonably satisfactory to the Class C Directors is designated within sixty (60) days of the date of the event which would otherwise cause the Event of Default under this Paragraph 6(f).

      7. Effect of Event of Default

      Upon the occurrence of an Event of Default, this Agreement may be terminated by the Owner by giving written notice (the "Termination Notice") to the Manager no less than fifteen (15) days prior to the date of termination of this Agreement. Any Termination Notice shall specify in reasonable detail the facts surrounding the occurrence of the Event of Default and shall specify the date on which this Agreement shall terminate (the "Termination Date"). At any time prior to the Termination Date, the Owner may rescind the Notice of Termination or postpone the Termination Date by written notice to the Manager.

      8. Term of Agreement.

            (a) This Agreement shall commence on the date hereof, simultaneously with the termination of the Old Management Agreement and shall terminate on December 31, 1999 (unless terminated earlier in accordance with the provisions hereof) and shall automatically terminate upon the sale of all of the Systems.

            (b) Upon termination of this Agreement the Owner shall have no further obligation or liability to the Manager other than the Owner's liability for any unpaid expenses of the Manager described in Paragraph 4 hereof and/or any compensation due or owing under Paragraph 5 hereof through the date of termination.

            (c) In order to insure an orderly transition, the Manager shall cooperate with any successor manager of the Systems chosen by the Owner. Without in way limiting the generality of the foregoing, the Manager shall deliver all of the Owner's property in its possession, custody or control to the successor manager and shall provide the successor manager with copies of any of the Manager's records relating to the Systems which the successor manager may reasonably request.

      9. Deposit of Class A Common Stock. If this Agreement is terminated as a result of an Event of Default, or if a Transaction Event does not occur prior to January 1, 2000, the Manager shall deposit, for no additional consideration, its Class A Common Stock with the Depositary established by the Deposit Agreement entered into as of December 18, 1996 between and among Owner, Fleet National Bank and the holders of Depositary Receipts, and all of the Manager's ownership interest in the Owner shall terminate.

      10. Negative Covenants. The Manager covenants and agrees that neither it, nor any of its affiliates (i) shall manage or own a CATV System or similar system in any of the service areas covered by any of the Systems which would compete with any such System for subscribers; (ii) will cause any of the employees, officers or directors of the Manager or any of its affiliates to be hired as employees of the Owner except that employees, officers and directors of the Manager may be hired to fill vacant positions at the Systems if such individual resigns as an employee, officer and/or director of the Manager and is compensated at a rate appropriate for that position; or (iii) will seek to have the salary or other compensation of any of the employees, officers or directors of the Manager or any of its affiliates reimbursed as an out-of-pocket expense of the Manager, except for the salaries and directly related fringe benefits of employees of Manager or any of its affiliates performing the following services:

            (i) preparation and review of, and assistance with governmental audits of, Owner tax related filings, including, but not limited to: (a) sales and use tax returns; (b) federal and state income tax returns; (c) property tax returns; (d) state franchise tax returns; and (e) annual state registration filings;

            (ii) legal services for the benefit of Owner including, but not limited to: (a) preparation and review of legal documents; (b) oversight of activities of legal firms representing Owner; and (c) provision of legal advice;

            (iii) provision of data processing services to Owner including, but not limited to: (a) operation and maintenance of computerized general ledger, accounts payable, and financial reporting system; and (b) maintenance of network operating system and computers thereon.

      11. Transactions between Owner and Manager. Notwithstanding anything to the contrary contained herein, in addition to the management services required to be provided pursuant to the terms hereof, the Manager shall have the right to sell and/or provide goods and services to the Owner provided that (i) the terms thereof are no less favorable to the Owner than could be obtained from non-related persons dealing on an arm's-length basis and (ii) the costs of such goods and services are provided at the Manager's cost.

      12. Actions of Owner Limited. The Manager hereby acknowledges that it is aware that certain actions of the Owner with respect to this Agreement, including, without limitation, the Owner's decisions with respect to what action should be taken upon the occurrence of an Event of Default are subject to the Special Provisions.

      13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and shall not be modified, waived or amended or voluntarily terminated except by a written instrument signed by the Manager and the Owner, provided the Owner's Class C Directors consent to the execution by the Owner of such written instrument.

      14. Notices. All notices, requests, or other communications hereunder shall be in writing and shall be deemed to have been duly given when received by hand, facsimile (followed by a copy sent first class postage prepaid) or certified or registered mail, return receipt requested, with first class postage prepaid to the parties, as their names and addresses appear below, or to such other address of which written notice shall have been given provided that any routine communication or routine report from the Manager to the Owner as well as copies thereof to parties identified below may be sent by first class postage prepaid mail:

      To the Owner:

            Four Landmark Square
            Suite 302
            Stamford, Connecticut  06901
            Attention:  Mr. Bruce A. Armstrong

            with copies to:

            Both of the Class C Directors at the address indicated in the records of Owner

      To the Manager:

            Four Landmark Square
            Suite 302
            Stamford, Connecticut  06901
            Attention:  Mr. Bruce A. Armstrong

            with a copy to:

            Stanley E. Bloch, Esq.
            Baer Marks & Upham LLP
            805 Third Avenue
            New York, NY  10022-7513

      15. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the respective representatives, successors and assigns of the parties hereto, provided, however, that the Manager shall not assign or transfer any of its obligations or rights under this Agreement.

      16. Indemnity. The Owner hereby agrees to indemnify the Manager from any and all loss, liability, cost and expense incurred by the Manager in connection with or arising from the performance by it of its obligations hereunder except to the extent that such loss, liability, cost or expense results from the gross negligence or willful misconduct of the Manager.

      17. Counterparts. This Agreement may be executed by the parties hereto in one or more counterparts each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

      18. Construction. The paragraph headings used in this Agreement are for convenience only and shall not be deemed to constitute a part hereof. Use of a singular or plural term shall be deemed to include the plural or singular if the context requires. Any term defined in the Bankruptcy Code, which are not otherwise defined herein or in the Plan, is used herein as defined in the Bankruptcy Code. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      19. Notices to Owner. Manager agrees to send to Owner copies of all reports sent to FINOVA and all non-routine notices received from FINOVA. Manager also agrees to send to Owner (i) the Monthly Financial Report within forty-five
(45) days after the end of each calendar month, and (ii) such periodic operating, financial and other reports as it may require, which reports shall be initially in the form of Exhibit "2" annexed hereto and shall contain a certification on behalf of the Manager by the Chief Financial Officer or Chief Operating Officer of the Manager stating that such report fairly presents, consistently from month to month, the information set forth from the books and records of Owner.

      20. Termination of Old Management Agreement. The Old Management Agreement is hereby terminated, at no cost to the Owner, simultaneously with the commencement of this Agreement.

      21. Consent to Jurisdiction. The parties hereto irrevocably consent that any legal action or proceeding arising out of or in any manner relating to this Agreement, may be brought in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York. By the execution and delivery of this Agreement, the parties hereto expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding and further irrevocably consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner provided for in Paragraph 14 hereof. The parties hereto hereby expressly and irrevocably waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

      22. Waiver of Trial by Jury. The parties hereto waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                                    SCOTT CABLE COMMUNICATIONS, INC.

                                    By: /s/ Bruce A. Armstrong
                                       -----------------------------------
                                         Bruce A. Armstrong

                                    SCOTT CABLE MANAGEMENT COMPANY, INC.

                                    By: /s/ Bruce A. Armstrong
                                       -----------------------------------
                                         Bruce A. Armstrong

                                   EXHIBIT "1"

                    FORM OF MONTHLY MANAGEMENT FEE STATEMENT

This statement covers the month of ___________________


                                     Actual      Budgeted
                                      Gross       Gross
                                    Revenues     Revenues
                                    ---------    --------

Radford
Bellefontaine Group
Montgomery Group
Alamogordo Group
Dickinson
Marksville Group
Chadron Group
Cortez
Tahoe (Myers)
Unallocated (if any)
                                    ---------    --------
Company Total
                                    =========    --------
Fee Breakdown:

      Management Fee - 4.25%
      (to be paid to Manager)

      Additional Management Fee - 0.25%
      (to be paid into Trust
         Account)
                                    ---------
Total Fees
                                    =========

I, [Name of Certifying Officer], the [Chief Financial Officer/Chief Operating Officer] of Scott Cable Management Company, Inc., do hereby certify that the information set forth in this Monthly Management Fee Statement fairly presents, consistently from month to month, the information set forth in the books and records of Scott Cable Communications, Inc.


                  SCOTT CABLE MANAGEMENT COMPANY, INC.

                                    By_________________________________
                                      [Name of Certifying Officer]

                           SCOTT CABLE COMMUNICATIONS
                        Income Statement (YTD to Budgets)
                        For the Period Ending __________

------------Current Period------------                         ----------------- YTD -----------------
                                                                                                Annual
 Actual     Budget   Variance                                   Actual     Budget   Variance    Budget
 ------     ------   --------                                   ------     ------   --------    ------

 ------     ------   --------                                   ------     ------   --------    ------

                                       Total Expenses

                                    Income from Operation

                                        Other Income
                                Interest Income
                                Dividend Income
                                Management Fees
                                Refinancing/Bankruptcy Costs
                                Gain/Loss on Disposal of Assets
 ------     ------   --------                                   ------     ------   --------    ------

                                        Other Income

                                       Other Expenses
                                Deferred Interest Expense
                                Interest Expense
 ------     ------   --------                                   ------     ------   --------    ------

                                       Other Expenses

                                Depreciation and Amortization
                                Depreciation
                                Amortization
 ------     ------   --------                                   ------     ------   --------    ------

                                Depreciation and Amortization

                                         Tax Expense
                                Federal Income Tax
                                State Income Tax
 ------     ------   --------                                   ------     ------   --------    ------
                                         Tax Expense

 ------     ------   --------                                   ------     ------   --------    ------
                                      Net Income (Loss)

I, [Name of Certifying Officer], the [Chief Financial Officer/Chief Operating Officer] of Scott Cable Management Company, Inc., do hereby certify that the information set forth in this Monthly Management Fee Statement fairly presents, consistently from month to month, the information set forth in the books and records of Scott Cable Communications, Inc.

                                    SCOTT CABLE MANAGEMENT COMPANY, INC.

                                    By_________________________________
                                    [Name of Certifying Officer]

                                                                       EXHIBIT 2

                           SCOTT CABLE COMMUNICATIONS
                         Income Statement (YTD Budgets)
                         For the Period Ending _________

----------Current Period--------                                -----------YTD--------------
                                                                                                Annual
  Actual      Budget    Variance                                Actual    Budget    Variance    Budget
  ------      ------    --------                                ------    ------    --------    ---------

                                  Direct Operating Expense
                                  Technical Salaries
                                  Incentive Compensation
                                  Capitalized Labor
                                  Overtime Premium
                                  Contract Labor
                                  Employee Training
                                  Uniforms
                                  Plant Maintenance
                                  Converter Recovery
                                  Converter Repair
                                  Vehicle Expense - Gas
                                  Vehicle Expense - Leases
                                  Vehicle Expense - Repairs
                                  Vehicle Insurance
                                  Travel and Hotel
                                  Utilities
                                  Microwave Charges
                                  Pay TV Guides
                                  General Insurance
                                  Basic & Tier Program Costs
                                  A La Carte Tier Costs
                                  Pay Per View Expense
                                  Premium Program Cost - HBO
                                  Premium Program Cost - Showtime
                                  Premium Program Cost - TMC
                                  Premium Program Cost - Max
                                  Premium Program Cost - Disney
                                  Premium DMX
                                  Premium Regional Sports
                                  Premium Program Cost - Encore
                                  Premium Program Cost - Sega
                                  Premium Program Cost - DC Radio
                                  Warehouse and Shop Rent
                                  Equipment Rent
                                  Pole Rent
                                  Tower Site Easement Rent
                                  Copyright Fees
                                  Franchise Tax
                                  Ad Valorem Tax
                                  Other Taxes and Licenses
                                  Capitalized Overhead
                                  Miscellaneous Expense
  ------      ------    --------                                ------    ------    --------    ---------

                                    Direct Operating Expense

                           SCOTT CABLE COMMUNICATIONS
                        Income Statement (YTD to Budgets)
                        For the Period Ending __________

--------Current Period-------                                    -----------YTD--------------
                                                                                                Annual
 Actual     Budget   Variance                                    Actual     Budget   Variance   Budget
 ------     ------   --------                                    ------     -----    --------   ------
                                                G & A Expenses
                                  Administrative Salaries
                                  Incentive Compensation
                                  Overtime Premium
                                  Contract Labor
                                  Subscriber Billing Service
                                  Lock Box Fees
                                  FICA Tax Expense
                                  Unemployment Taxes
                                  Other Payroll Taxes
                                  401k Matching Funds
                                  Group Insurance
                                  Workers Compensation
                                  Office Expense
                                  Postage
                                  Tuition Reimbursement
                                  Meals and Entertainment
                                  Travel and Hotel
                                  Recruitment Expenses
                                  Relocation Expenses
                                  Occupancy
                                  Telephone and Telegraph
                                  Bank Service Charges
                                  Charitable Contributions
                                  Other Contributions, Dues, Subscriptions
                                  Office Rent
                                  CDBC Computer Service Fee
                                  Audit/Other Professional Fees
                                  Collection Fees
                                  Corporate Allocation
                                  Reg Mgmt Expense
                                  Bad Debt Expense
                                  Miscellaneous Expense
 ------     ------   --------                                    ------     -----    --------   ------

                                          G & A Expenses

                                         Local Origination
                                  Local Origination Wages
                                  Overtime Premium
                                  Contract Services
                                  Repairs and Maintenance
                                  Travel and Related L/O
                                  Meals and Entertainment
                                  Production Supplies
                                  Ad Production Costs
                                  Communishare
                                  Miscellaneous Expense
 ------     ------   --------                                    ------     -----    --------   ------

 ------     ------   --------                                    ------     -----    --------   ------
                                      Local Origination

                           SCOTT CABLE COMMUNICATIONS
                        Income Statement (YTD to Budgets)
                        For the Period Ending __________

-------Current Period--------                                     -----------YTD-------------
                                                                                                 Annual
 Actual     Budget    Variance                                   Actual     Budget    Variance   Budget
 ------     ------    --------                                   ------     ------    --------   ------
                                      Marketing Expenses

                                  Salaries
                                  Bonus
                                  Direct Sales Commission
                                  Office Incentive
                                  Telemarketing
                                  Overtime Premium
                                  FICA Tax Expense
                                  Unemployment Taxes
                                  Group Insurance
                                  Workers Compensation
                                  Contract Marketing
                                  Direct Mail
                                  Promotional Material
                                  Bill Stuffers
                                  Newspaper Advertising
                                  Radio Advertising
                                  Collateral Materials
                                  Postage
                                  Travel and Hotel
                                  Premiums
                                  Public Relations
                                  Miscellaneous Expense

 ------     ------    --------                                   ------     ------    --------   ------
                                          Marketing Expenses

                                        Advertising Sales Expense
                                  Salaries
                                  Commissions
                                  Overtime
                                  Contract Services
                                  FICA Expense
                                  Unemployment Taxes
                                  Group Insurance
                                  Workers Compensation
                                  Vehicle Expense
                                  Agency Commissions
                                  Bad Debt Expense
                                  Miscellaneous Operating Expense
                                  Printing Costs
                                  Travel and Hotel
                                  Meals and Entertainment

 ------     ------    --------                                   ------     ------    --------   ------
                                   Advertising Sales Expense
 ------     ------    --------                                   ------     ------    --------   ------

                           SCOTT CABLE COMMUNICATIONS
                        Income Statement (YTD to Budgets)
                        For the Period Ending __________

-------Current Period--------                                     -----------YTD-------------
                                                                                                 Annual
 Actual     Budget    Variance                                   Actual     Budget    Variance   Budget
 ------     ------    --------                                   ------     ------    --------   ------

                                             Revenue
                                  Basic Cable Service
                                  Tier Service Fee
                                  Tier II Revenue
                                  A La Carte Revenue
                                  Pay Per View - Movies
                                  Pay Per View - Events
                                  Package and Premium Fees
                                  Connection Charges
                                  Converter Rental Revenue
                                  Advertising Revenue
                                  Production Revenue
                                  FM/AO Other Revenue
                                  Late Fees
                                  Pict Classified Revenue
                                  Rental Revenue
                                  Bulk Billing - Basic
                                  Franchise Fee Pass Thru
                                  Home Shopping Revenue
                                  Other Revenue
 ------     ------    --------                                   ------     ------    --------   ------
                                            Revenue